Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of October 19, 2017, is among RSP Permian, Inc., a Delaware corporation (the “Parent”), RSP Permian, L.L.C., a Delaware limited liability company (the “Borrower”), each of the undersigned Lenders and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A. The Parent, the Borrower, the Administrative Agent, Comerica Bank, as the Predecessor Agent, and the banks and other financial institutions from time to time party thereto are parties to that certain Credit Agreement dated as of December 19, 2016 (as amended, modified, restated, or otherwise supplemented to date, the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower.

B. The Borrower has requested and the Administrative Agent and each of the Lenders have agreed to amend certain provisions of the Credit Agreement and to redetermine the Borrowing Base, in each case as set forth herein.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms; References. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all references in this Amendment to articles, schedules and sections refer to articles, schedules and sections of the Credit Agreement.

Section 2. Amendments to the Credit Agreement.

2.1 Amendments to Section 1.02. The following defined terms contained in Section 1.02 are hereby amended and restated in their entirety to read as follows:

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus  1⁄2 of 1% and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that for the purpose of this definition, the Adjusted LIBO Rate for any day shall be based on the LIBO Screen Rate (or if the LIBO Screen Rate is not available for such one month Interest Period, the Interpolated Rate) at approximately 11:00 a.m. London time on such day. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 5.06, 5.07 or 5.10 hereof, then the Alternate Base Rate shall be the greater of clause (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the LIBO Screen Rate at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided that if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) then the LIBO Rate shall be the Interpolated Rate.

“LIBO Screen Rate” means, for any day and time, with respect to any Eurodollar Borrowing for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for U.S. Dollars for a period equal in length to such Interest Period as displayed on such day and time on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion, provided that if the LIBO Screen Rate shall be less than zero, such rate shall be deemed to zero for the purposes of this Agreement.

2.2 Amendment to Article V. Article V of the Credit Agreement is hereby amended by inserting a new Section 5.10 to read in its entirety as follows:

Section 5.10 Determination of Alternate Rate of Interest. At any time that (i) the circumstances set forth in Section 5.06 or 5.07 have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in Section 5.06 or 5.07 have not arisen but the supervisor for the administrator of the LIBO Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBO Screen Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the LIBO Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable. Notwithstanding anything to the contrary in Section 12.02, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Revolving Credit Lenders stating that such Required Revolving Credit Lenders object to such amendment. At any time that the circumstances set forth in Section 5.06 or 5.07 have arisen, then until an alternate rate of interest shall be determined in accordance with this Section 5.10, (x) any Revolving Credit Borrowing Request that requests the conversion of any Revolving Credit Borrowing to, or continuation of any Revolving Credit Borrowing as, a Eurodollar Borrowing shall be ineffective and (y) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing; provided that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

2.3 Amendment to Schedule 1.1. Schedule 1.1 of the Credit Agreement is hereby replaced with Schedule 1.1 attached hereto.

Section 3. November 1, 2017 Scheduled Redetermination. Pursuant to Section 2.06 of the Credit Agreement, the Administrative Agent and each of the Lenders have determined that on the First Amendment Effective Date (as defined below) the Borrowing Base shall be increased to $1,500,000,000, and shall remain the Borrowing Base until otherwise redetermined or adjusted in accordance with the Credit Agreement. The parties hereto agree that the redetermination of the Borrowing Base set forth herein is the November 1, 2017 Scheduled Redetermination. This Section 3 constitutes the New Borrowing Base Notice for the November 1, 2017 Scheduled Redetermination.

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Section 4. Conditions Precedent to Amendment Effectiveness. This Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02) (such date, the “First Amendment Effective Date”):

(a) The Administrative Agent shall have received duly executed counterparts (in such number as may be requested by the Administrative Agent) of this Amendment from each of the Credit Parties and each of the Lenders.

(b) The Administrative Agent shall have received, to the extent invoiced, reimbursement or payment of expenses required to be reimbursed or paid by the Borrower pursuant to this Amendment or any other Loan Document (including, without limitation, the reasonable fees and expenses of Simpson Thacher & Bartlett LLP, counsel to the Administrative Agent).

Section 5. Miscellaneous.

5.1 No Waiver of Violations. Neither the execution and delivery of this Amendment by the Administrative Agent and the Lenders party hereto, nor any other act or omission by the Administrative Agent, the Lenders or their respective officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist or which may occur in the future under the Credit Agreement and/or the other Loan Documents (collectively, “Violations”). Similarly, noting contained in this Amendment shall directly or indirectly in any way whatsoever either: (i) except as expressly set forth herein, be a consent or agreement to, or waiver or modification of any other term or condition of the Credit Agreement or any other documents associated with the transactions contemplated therein or herein, (ii) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, or under applicable law with respect to any Violations or (iii) be an assurance or promise that waivers or consents will be granted in the future, whether for the matters herein stated or for other unrelated matters. The Administrative Agent and the Lenders expressly reserve all rights and remedies that they may have under the Credit Agreement and the other Loan Documents, whether at law or in equity.

5.2 Confirmation. All of the terms and provisions of the Credit Agreement, as amended by this Amendment, are, and shall remain, in full force and effect following the effectiveness of this Amendment. Neither the execution of this Amendment by the Administrative Agent or the Lenders, nor any other act or omission by the Administrative Agent or any of the Lenders or their respective officers in connection herewith, shall be deemed to be an agreement by the Administrative Agent or the Lenders to agree to any future amendments, waivers or otherwise.

5.3 Representations and Warranties. Each of the Credit Parties hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby and (c) represents and warrants to the Lenders that as of the First Amendment Effective Date, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date, and (ii) no Default or Event of Default has occurred and is continuing.

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5.4 Loan Document. This Amendment is a Loan Document.

5.5 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic transmission (including “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof.

5.6 NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

5.7 GOVERNING LAW. Section 12.09 is incorporated herein mutatis mutandis.

5.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

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The parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

PARENT:	RSP PERMIAN, INC.

	By:	/s/ James E. Mutrie
	Name:	James E. Mutrie
	Title:	General Counsel and Vice President

BORROWER:	RSP PERMIAN, L.L.C.

	By:	/s/ James E. Mutrie
	Name:	James E. Mutrie
	Title:	General Counsel and Vice President

Signature Page

RSP First Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Arina Mavilian
Name:	Arina Mavilian
Title:	Authorized Signatory

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RSP First Amendment

COMERICA BANK, as a Lender

By:	/s/ Cassandra M. Lucas
Name:	Cassandra M. Lucas
Title:	Portfolio Manager

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RSP First Amendment

CITIBANK, N.A., as a Lender

By:	/s/ Thomas Skipper
Name:	Thomas Skipper
Title:	Vice President

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ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Scott Myatt
Name:	Scott Myatt
Title:	Executive Director

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BOKF NA, BDA BANK OF TEXAS, as a Lender

By:	/s/ Mynan C. Feldman
Name:	Mynan C. Feldman
Title:	Senior Vice President

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ROYAL BANK OF CANADA, as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark E. Thompson
Name:	Mark E. Thompson
Title:	Senior Vice President

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ Raza Jafferi
Name:	Raza Jafferi
Title:	Vice President

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COMPASS BANK, as a Lender

By:	/s/ Gabriela Azcarate
Name:	Gabriela Azcarate
Title:	Vice President

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BARCLAYS BANK PLC, as a Lender

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

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THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

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CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Donovan Broussard
Name:	Donovan Broussard
Title:	Authorized Signatory

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

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CAPITAL ONE BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Christopher Kuna
Name:	Christopher Kuna
Title:	Vice President

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ING CAPITAL LLC, as a Lender

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

By:	/s/ Josh Strong
Name:	Josh Strong
Title:	Director

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BMO HARRIS BANK, N.A., as a Lender

By:	/s/ Matthew Davis
Name:	Matthew Davis
Title:	Vice President

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FIFTH THIRD BANK, as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Director

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sandra Aultman
Name:	Sandra Aultman
Title:	Managing Director

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THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Savo Bozic
Name:	Savo Bozic
Title:	Authorized Signatory

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KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

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BRANCH BANKING & TRUST, as a Lender

By:	/s/ Kelly Graham
Name:	Kelly Graham
Title:	Vice President

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GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Chris Lam
Name:	Chris Lam
Title:	Authorized Signatory

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SCHEDULE 1.1

APPLICABLE MARGIN

Commitment Utilization Grid
	Level I	Level II	Level III	Level IV	Level V
Commitment Utilization Percentage	<25%	>25%<50%	>50%<75%	>75%<90%	>90%
Eurodollar Revolving Credit Loans	1.50%	1.75%	2.00%	2.25%	2.50%
Letters of Credit	1.50%	1.75%	2.00%	2.25%	2.50%
ABR Revolving Credit Loans	0.50%	0.75%	1.00%	1.25%	1.50%
ABR Swing Line Loans	0.50%	0.75%	1.00%	1.25%	1.50%
Commitment Fee Rate	0.375%	0.375%	0.50%	0.50%	0.50%

Schedule 1.1